SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                           -------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) August 18, 2003
                                                         ---------------



                              FIRST MARINER BANCORP
               (Exact name of Registrant as specified in Charter)

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
       Maryland                        000-21815                           52-1834860
(State or other Jurisdiction      (Commission File Number)       (IRS Employer Identification
    of incorporation)                                                         No.)

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                     3301 Boston Street, Baltimore, MD 21224
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 342-2600
                                                           --------------



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     $12 MILLION PLACEMENT OF PREFERRED SECURITIES. On August 18, 2003, First Mariner Bancorp (the "Company") completed a $12.0 million placement of Floating Rate Preferred Securities (the "Preferred Securities") through its wholly-owned subsidiary, Mariner Capital Trust IV.

     The securities described herein will not be registered under the Securities Act of 1933 and may not be sold in the United States without registration or an applicable exemption from the registration requirements.

     REDEMPTION OF 1998 SECURITIES. The Company intends to use the net proceeds of the placement of the Preferred Securities, consisting approximately $11,790,000, plus other funds available to the Company, to redeem $21,450,000 principal amount of preferred securities issued by Mariner Capital Trust in June 1998. The June 1998 preferred securities bear interest at a fixed rate of 8.30%; they will be redeemed at par on or about October 1, 2003.

     Further information regarding the foregoing is set forth in the press release attached hereto as Exhibit 99.1 and is incorporated into this Form 8-K by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

               4.1 Junior Subordinated Indenture, dated as of August 18, 2003 between First Mariner Bancorp and The Bank of New York, as Trustee (1)

               4.2 Amended and Restated Declaration of Trust, dated as of August 18, 2003 among First Mariner Bancorp, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee and The Administrative Trustees (1)

               4.3 Guarantee Agreement dated as of August 18, 2003, between First Mariner Bancorp and The Bank of New York, as Guarantee Trustee (1)

               99.1 Press   release  dated  August  20,  2003   announcing   the
                    placement.

____________________________

(1) Not filed in accordance with the provisions of Item 601(b)(4)(iii) of Regulation SK. First Mariner Bancorp agrees to provide a copy of these documents to the Commission upon request.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST MARINER BANCORP



Date: August 20, 2003                  By: /s/ Joseph A. Cicero
                                           ------------------------------------
                                           Joseph A. Cicero
                                           President and Chief Operating Officer


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                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibit
-------- ----------------------

4.1 Junior Subordinated Indenture, dated as of August 18, 2003 between First Mariner Bancorp and The Bank of New York, as Trustee (1)

4.2 Amended and Restated Declaration of Trust, dated as of August 18, 2003 among First Mariner Bancorp, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee and The Administrative Trustees (1)

4.3 Guarantee Agreement dated as of August 18, 2003, between First Mariner Bancorp and The Bank of New York, as Guarantee Trustee (1)

99.1      Press release dated August 20, 2003 announcing the placement.


____________________________

(1) Not filed in accordance with the provisions of Item 601(b)(4)(iii) of Regulation SK. First Mariner Bancorp agrees to provide a copy of these documents to the Commission upon request.